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                                                              EXHIBIT 10(iii)(n)

                              AMENDED AND RESTATED
                     MARTIN MARIETTA CORPORATION LONG TERM
                    PERFORMANCE INCENTIVE COMPENSATION PLAN
                               February 25, 1993
                           August 27, 1994 (Amended)



1. PURPOSE
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  The purpose of the Amended and Restated Long Term Performance Incentive
Compensation Plan ("Plan") is to retain the services of key employees in positions which contribute materially to the successful operation of the business of the Corporation by rewarding such employees for their efforts in increasing the earnings of the Corporation, thereby enhancing the long-term value of the Corporation to the shareholders. It is intended that this purpose will be effected through the granting of performance units, as provided herein.

  The Plan was originally adopted by the Compensation Committee of the Board of Directors on November 12, 1990. The Plan was amended and restated by the Board of Directors, effective July 23, 1992. All Awards granted prior to July 23, 1992 will be governed by the terms of the Plan as adopted on November 12, 1990. All Awards granted on or after that date shall be governed by this Amended and Restated Plan.


2. DEFINITIONS
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  As used in the Plan the following terms when capitalized, shall have the meanings set forth below:

     "Award" shall mean the granting by the Committee of Units in accordance with this Plan.

     "Base Earnings Share" shall mean, with respect to a particular Redemption
                           Period for an Award, the value established by the Committee for use in computing the Redemption Value.

     "Board of Directors"  means the Board of Directors of Martin Marietta
                           Corporation.

     "Chairman"            means the Chairman of the Board of Directors and
                           Chief Executive Officer.

     "Committee"           means the Compensation Committee of the Board of
                           Directors.

     "Corporation"         means Martin Marietta Corporation and its
                           Subsidiaries.

     "Earnings Per Share"  means the Corporation's annual net earnings per share for the fiscal year

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LONG TERM PERFORMANCE INCENTIVE COMPENSATION PLAN
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                           immediately preceding a Redemption Period as set
                           forth on its audited consolidated financial statements, prepared in accordance with generally accepted accounting principles, and which have been audited by the Corporation's independent auditors in accordance with generally accepted auditing standards and as will be filed with the Securities and Exchange Commission on Form 10-K, but as may be adjusted in accordance with Section 6(c).

     "Employee"            means officers and other key employees of the
                           Corporation but excludes directors who are not also officers or employees of the Corporation.

     "Multiplier"          means the number which is used to obtain the
                           Redemption Value for a particular Redemption Period for an Award. The Committee shall establish a Multiplier for each Award of Units it makes.

     "Participant"         means an Employee who is awarded Units under the
                           Plan.

     "Redemption Period"   shall mean the time period designated by the
                           Committee during which Units may be exchanged for the Redemption Value.

     "Redemption Value"    of a Unit means, the dollar value resulting from the
                           product of the Multiplier, and the result of subtracting the Base Earnings Per Share from the Earnings Per Share for the applicable Redemption
                           Period. If the Earnings Per Share is less than or equal to the Base Earnings Per Share, the Redemption
                           Value for that Redemption Period will be zero.

     "Subsidiary"          means a corporation of which Martin Marietta
                           Corporation owns, directly or indirectly, stock having at least 50% of the power to vote, under normal circumstances, in the election of directors.

     "Unit" means a non-monetary award under this Plan representing a promise by the Corporation to pay an amount in accordance with the terms of this Plan.


3. EFFECTIVE DATE
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  The Plan was originally effective on November 12, 1990; as amended and restated, it is effective on July 23, 1992.

4. ELIGIBLE EMPLOYEES
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LONG TERM PERFORMANCE INCENTIVE COMPENSATION PLAN
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  Awards of Units may be granted only to exempt salaried employees of the
Corporation.

5. TERMS OF AWARDS OF UNITS
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  Awards of Units under this Plan will be made from time to time by the
Committee. Units awarded to Employees on or after July 23, 1992 may be exchanged by such Employee for the Redemption Value of the Units in accordance with the terms of this Amended and Restated Plan.

     (a) For each Award of Units, the Committee shall determine the following terms:

        (i) whether the Units in the Award are non forfeitable immediately or the terms or conditions under which all or a portion of any Award shall become non forfeitable;

        (ii) the Redemption Period or Periods applicable to such Award;

        (iii) the Base Earnings Per Share(s) and Multiplier(s) applicable to the Redemption Period(s) for each such Award; and

        (iv) such other terms as the Committee deems appropriate.

     An Award of Units may have one or multiple Redemption Periods, Base Earnings Per Share, or Multipliers applicable to it.

     (b) An Award of Units shall be evidenced by a certificate that will specify the number of Units and the terms designated as applicable to that Award by the Committee in accordance with Section 5(a) above, a form of which shall be made an Exhibit to this Plan.

     (c) The amount exchanged for the Units during a Redemption Period will be equal to the Redemption Value times the number of Units being exchanged. The Corporation shall pay the Redemption Value for Units from its general assets. Payments will be made in a single lump sum cash payment during the Redemption Period or as soon as practicable thereafter.

     (d) A Unit shall not be assignable or transferable by the Participant to whom granted otherwise than by will or by the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by the Participant or in the event of disability by the legal guardian or authorized representative of such Participant.

6. ADJUSTMENTS
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     (a) If there shall be any significant change affecting the outstanding number of shares of the Corporation's common stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or combination, or otherwise, the Committee may make

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LONG TERM PERFORMANCE INCENTIVE COMPENSATION PLAN
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     appropriate proportional adjustments to the aggregate number of Units or such terms described in Section 5(a) as is necessary to be consistent with the purposes of this Plan.

     (b) In the event that there is an unusual nonrecurring event or events that significantly affects the Corporation's Earnings Per Share in a particular year, the Committee may in its sole discretion, consistent with the purposes of the Plan and subject to ratification by the Board of Directors, make an adjustment to the Earnings Per Share (solely for the purposes of this Plan) so that the Earnings Per Share for the applicable Redemption Period is determined without regard to the nonrecurring event or events.

     (c) In the event of a proposed dissolution or liquidation of the Corporation, each Unit awarded under the Plan shall terminate as of a date, to be fixed by the Committee. At least thirty (30) days' written notice of the date so fixed shall be given to each Employee awarded Units (or other person entitled to exercise the Unit). During the period of thirty (30) days preceding such termination, all outstanding Units shall be exchanged for the Redemption Value paid for Units in that Award in the immediately preceding Redemption Period applicable to that Award, or if the date for exchange would fall within a Redemption Period, the Redemption Value applicable to that Award in that Redemption Period, or if there has not yet been a Redemption Period for such Units, the Redemption Value will be $1.00 per Unit. The right to exchange Units shall apply to all Units, including those which would not otherwise be vested.

     (d) In the event of a Change of Control, all Units, including Units which are not yet vested, shall, within sixty (60) days of the Change of Control, be exchanged for a Redemption Value based upon using 200% of the Base Earnings Per Share applicable to each Award as the Earnings Per Share.

     For purposes of this paragraph, the term "Change of Control" shall mean the occurrence of the following transactions under circumstances where the transaction was not approved by the affirmative vote of two-thirds of the Continuing Directors (as that term is hereinafter defined):

          (i) A tender offer or exchange offer is made whereby the effect of such offer is to take over and control the affairs of the Corporation and such offer is consummated for the ownership of securities of the Corporation representing 25% or more of the combined voting powers of the Corporation's then outstanding voting securities.

          (ii) The Corporation is merged or consolidated with another corporation and, as a result of such merger or consolidation, less than 75% of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former stockholders of the Corporation, other than affiliates within the meaning of the Securities Exchange Act of 1934 (the "Exchange Act") or any

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          party to such merger or consolidation.

          (iii) The Corporation transfers substantially all of its assets to another corporation or entity which is not a wholly owned Subsidiary of the Corporation.

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          (iv) Any "person" (as such term is used in Sections 3(a)(9) and
          13(d)(3) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, and the effect of such ownership is to take over and control the affairs of the Corporation.

          (v) As the result of a tender offer, merger, consolidation, sale of assets, or contested election, or any combination of such transactions, the persons who were members of the Board of Directors of the Corporation immediately before the transaction, cease to constitute at least a majority thereof.

     (e) In the event that a transaction occurs that would be a Change of Control under Section 6(d) but for the fact that the transaction was approved by the affirmative vote of two-thirds of the Continuing Directors (as that term in hereinafter defined), each Unit including those not yet vested, shall within sixty (60) days of the effective date of the transaction, be exchanged for an amount to be determined by the Committee.

     (f) For the purposes of this Section, the term "Continuing Directors" shall mean a Director who either (a) was a member of the Board of Directors of the Corporation immediately prior to the Change in Control; or (b) was designated (before his or her election as director) as a Continuing Director by a majority of the then Continuing Directors.

7. DEATH, TERMINATION OF EMPLOYMENT, OR RETIREMENT
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     (a) If a Participant's employment with the Corporation is terminated, whether by the Participant or by the Corporation and in the latter case whether with or without cause, then (i) Units which are not vested on the effective date of such termination shall expire upon such termination and
     (ii) those Units which are vested on the effective date of such termination shall be exchanged during the earliest Redemption Period applicable to that Award which is coincident with or following the date of termination.

     (b) If a Participant retires from the Corporation prior to reaching age 65 but on or after reaching age 55, then (i) Units which are not vested on the effective date of such retirement shall expire upon such retirement and
     (ii) those Units which are vested on the effective date of such retirement shall be exchanged during the earliest Redemption Period applicable to that Award which is coincident with or following the date of retirement; provided, however, that, in the sole discretion of the Chief Executive Officer, Units which are not otherwise vested may become vested. In such event, all outstanding Units shall be exchanged during the earliest Redemption Period applicable to that Award which is coincident with or following the date of retirement.

     (c) If a Participant retires from the Corporation on or after reaching age 65 or ceases active

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     employment with the Corporation as the result of a disability under circumstances entitling the Participant to the commencement of benefits under a long-term disability plan maintained by the Corporation, then (i) all outstanding Units shall become vested and (ii) all outstanding Units shall be exchanged during the earliest Redemption Period applicable to that Award which is coincident with or following, the date of disability or retirement.

     (d) If a Participant dies while employed by the Corporation, then (i) all outstanding Units shall become vested and (ii) all outstanding Units shall be redeemed during the earliest Redemption Period applicable to that Award which is coincident with or following the date of death. The Redemption Value shall be paid to the Participant's estate.

     (e) Nothing contained in the Plan or in any Unit granted hereunder shall confer upon any Employee any right of continued employment by the Corporation nor limit in any way the right of the Corporation to terminate the Employee's employment at any time.

8. LEAVE OF ABSENCE
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  For the purpose of the Plan, an Employee on leave of absence will be considered as still in the employ of the Corporation unless otherwise provided in an agreement between the Employee and the Corporation.

9. ADMINISTRATION
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    (a) The Committee

          (i) Except where discretion is specifically delegated to the Chief Executive Officer in Section 7(b), the Plan shall be administered by the Compensation Committee of the Board of Directors. Notwithstanding the foregoing, if the rights of the Chief Executive Officer under
          Section 7(b) to Units under this Plan are at issue, the Committee, and not the Chief Executive Officer, shall have the discretion to make any determination with respect to the rights of the Chief Executive Officer.

          (ii) A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum shall constitute action by the Committee.

          (iii) The Committee shall determine the Employees who will participate in the Plan, the number of Units subject to each Award, and shall have the authority to adopt rules and regulations for administering the Plan.

          (iv) Whenever the Committee makes an Award of Units, the Committee shall determine the terms of such Award as set forth in Section 5(a).

          (v) As and to the extent authorized by the Board of Directors or the By-Laws, the

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          Committee may exercise the powers and authority related to the Plan which are vested in the Board of Directors. The Committee may delegate to the officers or employees of the Corporation the authority to execute and deliver documents and to take such other steps deemed necessary or convenient for the efficient administration of the Plan.

          (vi) As soon as practicable after the Corporation announces its Earnings Per Share, the Committee will determine whether any adjustments are necessary pursuant to Section 6(a).

     (b) Finality of Determinations

     The Board of Directors shall have the power to interpret the Plan. All interpretations, determinations, and actions by the Board of Directors, by the Chief Executive Officer or by the Committee, to the extent authorized by the Plan, the Board of Directors or the By-Laws shall be final, conclusive, and binding upon all parties.

10. AMENDMENT
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  The Board of Directors shall have the power, in its discretion, to amend or modify the Plan, except that no amendment or other action shall, except with the consent of the Participant, adversely affect any Award previously granted.

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